Exhibit 99.1

34th Annual Investment Conference Banc of America Securities September 23, 2004 Robert J. Sywolski, CEO BAS Investment Conference

This presentation contains "forward-looking statements". These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this presentation. We undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances. This presentation contains trade names, trademarks and service marks of other companies. We do not intend our use or display of other parties' trade names, trademarks & service marks to imply a relationship with, or endorsement or sponsorship of, these other parties. Forward Looking Statements Financial Disclosures This presentation includes selected non-GAAP or "pro-forma" financial disclosures. For a presentation of and reconciliation to the most directly-comparable GAAP financial measures, go to our Form 8-K filings made on August 4, 2004 and September 22, 2004 available on the SEC's website at www.sec.gov or through the link on our website.

Blackbaud Overview and Highlights Blackbaud is the leading global end-to-end provider of software and related services to the nonprofit market Our offerings help nonprofits Increase donations Improve communications with constituents Manage their finances and operate more efficiently The market leader with 24 years of experience & 12,500 customers worldwide Solid Financial Performance TTM Revenue at June 30, 2004 - $128 million (Up 15% Y/Y) TTM "Pro forma" Operating Income - $36 million (28% Margin) TTM "Pro forma" Net Income - $22 million (Up 30% Y/Y) Diversified Revenue Sources 50% new sales 50% recurring maintenance and subscription services (with 94% renewal rate)

Giving Levels Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 62 11.83 63 13.14 64 13.6 65 14.71 66 15.79 67 17.03 68 18.85 69 20.66 70 21.04 71 23.44 72 24.44 73 25.59 74 26.88 75 28.56 76 31.85 77 35.21 78 38.57 79 43.11 80 48.63 81 55.28 82 59.11 83 63.21 84 68.58 85 71.69 86 83.25 87 82.2 88 88.04 89 98.43 90 101.37 91 105.02 92 110.4 93 116.54 94 119.17 95 124 96 138.55 97 159.37 98 177.44 99 201.59 0 228.25 1 238.46 2 240.92 U.S. nonprofit contributions ($ billions) 8% CAGR Nonprofit Market is Large and Growing Over 1.5 million NPOs in the U.S. (360,000 in our addressable market) $241 billion annual contributions $600 billion in fees for services Over 1.5 million NPOs internationally NPOs contribute 8.5% to the U.S. GDP* Over $841 billion of annual total spend * US Department of Commerce

Addressable U.S. Market - 360,000 NPOs Source: Company estimates $500K-$2.4M $100M+ $2.5M-$9.9M <$500K $10M-$99.9M Annual revenue of target market $6.0 Billion Visible Domestic Market # U.S. Orgs 2,165 20,076 43,086 209,639 85,190 Estimated revenue opportunity for Blackbaud 2,000 Orgs @ $750K $1.5 BN 20,000 Orgs @ $75K 40,000 Orgs @ $20K 80,000 Orgs @ $15K 100,000 Orgs @ $10K $1.5 BN $0.8 BN $1.2 BN $1.0 BN

Nonprofits Face Unique Challenges Nonprofits are under pressure to improve performance and operate more like for profit businesses Raising more money and improving relationships with donors/constituents Managing finances with specific nonprofit requirements Improving operational efficiency Key Challenges for Nonprofits

Blackbaud Solutions Stack

Proven and Successful Business Model Key Revenue Drivers Accounts for ~50% of total revenue Maintenance ~ 94% renewal rate Accounts for ~25% of revenue ~ 45% of existing customers buy additional products and services each year

Competitive Landscape Internally developed solutions are the most common competition Small Mom and Pops (lifestyle companies) and divisions of larger orgs make up majority of vendor competition Blackbaud dominates Fundraising and leads all major application categories in non- profit sector Fundraising Blackbaud 4500 Campagne 3000 Softerware (Donerperfect) 2500 eTapestry 2100 JSI (Sage) 1500 BSR (SunGard) 200 TargetSoftware 100 Blackbaud Campagne Softerware eTapestry JSI (Sage) BSR (Sungard) TargetSoftware

Why Blackbaud Wins Financial strength and scale Customers depend on Blackbaud stability and longevity Continual development of innovative solutions Customizable products and services that address specific nonprofit needs Integrated solutions We own the "backend" and provide fundraising, accounting, analytics, web support, and professional services Proven track record of reliability and customer service Largest installed customer base of over 12,500 nonprofits

Grow customer base Continued penetration of existing markets Expand in Enterprise and Federated organizations Expand existing relationships Leverage user base to cross-sell additional integrated products & services Base Growth Drivers Acquisitions - Geographic expansion in North America and ROW in our current markets New positions in adjacent non profit markets Supplement and enhance offering with new applications and services Product roadmap to address emerging nonprofit challenges Acquisition and Int'l expansion New products and services Expansionary Growth Drivers Growth Strategy

Solid Revenue Growth 94% maintenance renewal rate creates strong recurring revenue base Maintenance and subscriptions License fees Services $39 $47 $53 $58 $24 $19 $20 $21 $14 $19 $27 $34 $84 $90 $105 $118 2000 2001 2002 2003 12.2% CAGR Total Revenue ($ millions) Other

Line 1 Line 2 Line 3 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 2000 0.23 19 2001 0.25 22 2002 0.28 29 2003 0.28 33 Margin PF Operating Income Note: Results exclude stock option compensation expense in 2003, there are no "Pro forma" adjustments to the results for 2000, 2001 and 2002 "Pro Forma" Operating Income $ millions 20.2% CAGR Line 1 Line 2 Line 3 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 1999 2000 0.06 5 2001 0.1 9 2002 0.15 16 2003 0.16 19 Margin PF Net Income "Pro Forma" Net Income 56.0% CAGR Consistent Growth in Profitability & Cash Flow

Other Financial Highlights Cash flow generation (from operating and investing activities) ~$33M in 2003 and ~$15M in 1H 2004, up 43% vs 1H 2003 Paid off of $115M LBO debt in 4 years, 18 months early Liquidity and cash position $32M today and $30M committed line of credit Deferred tax benefit of $85M at 6/30/04 Provides $7.5M of annual tax liability reduction Financial controls DSO's less than 40 days "Clean" balance sheet No capitalized software

2Q Performance Review and Guidance (8/17) 2Q04 $7.3 $35.5 $25.1 71% $10.6 30% $0.14 YoY Change 29% 19% 17% License revenue Total revenue "Pro forma" gross profit % margin "Pro forma" operating income % margin "Pro forma" EPS ($ millions) Note: Results exclude stock option compensation expense & IPO related expenses 3Q04 Guidance Highlights FY2004 $5.8 $33.5 - 34.5 26-28% $0.13 $24.6 $134 - 136 27-28% $0.50 - 0.51

Uniquely Positioned Franchise The leader in the nonprofit space Nonprofit Expertise Focused on nonprofit organizations for over 24 years Continued development of innovative solutions targeting specific nonprofit needs Pricing Power Implemented maintenance price increase Services gross margins in excess of ~50% Proven Track Record Largest installed customer base of over 12,500 nonprofits Mid-90's customer retention rates Financial Strength/Scale Continued growth throughout the economic downturn Customers depend on Blackbaud's stability and longevity